SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2003

PAN PACIFIC RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13243	33-0752457
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1631-B South Melrose Dr., Vista, CA	92083
(Address of principal executive offices)	(Zip Code)

(760) 727-1002

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On May 28, 2003, Pan Pacific Retail Properties, Inc. executed a terms agreement, which included the provisions of an underwriting agreement, for the issuance and sale of a $75,000,000 aggregate principal amount of its 4.70% Senior Unsecured Note due June 1, 2013 as set forth in a Prospectus Supplement dated May 28, 2003 and the accompanying Prospectus dated October 5, 1998. For additional information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7(c). Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit Number	Exhibit Description
1.1	Terms Agreement and Underwriting Agreement dated May 28, 2003, by and among Pan Pacific Retail Properties, Inc. and Credit Suisse First Boston LLC.

4.1	Form of 4.70% Senior Unsecured Note due June 1, 2013.

4.2	Form of Indenture relating to the Note (Incorporated by reference from Exhibit 4.2 of Pan Pacific Retail Properties, Inc.’s Current Report on Form 8-K filed on April 10, 2001).

4.3	Minutes of a meeting of the Pricing Committee held on May 28, 2003 designating the terms of the 4.70% Senior Unsecured Note due June 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAN PACIFIC RETAIL PROPERTIES, INC.

Date: May 30, 2003	By:	/s/ JOSEPH B. TYSON
	Name:	Joseph B. Tyson
	Title:	Chief Financial Officer and Secretary

3

EXHIBIT INDEX

Exhibit Number	Exhibit Description
1.1	Terms Agreement and Underwriting Agreement dated May 28, 2003, by and among Pan Pacific Retail Properties, Inc. and Credit Suisse First Boston LLC.

4.1	Form of 4.70% Senior Unsecured Note due June 1, 2013.

4.2	Form of Indenture relating to the Note (Incorporated by reference from Exhibit 4.2 of Pan Pacific Retail Properties, Inc.’s Current Report on Form 8-K filed on April 10, 2001).

4.3	Minutes of a meeting of the Pricing Committee held on May 28, 2003 designating the terms of the 4.70% Senior Unsecured Note due June 1, 2013.